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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ansell Healthcare Incorporated:


We consent to the use of our report with respect to Ansell Healthcare Incorporated included herein and the reference to our firm under the heading "Experts" in the Prospectus.

/s/  KPMG LLP

Columbus, Ohio
February 14, 2000